Exhibit 10.3

FIRST AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

OF

MEIRAGTX HOLDINGS PLC

THIS FIRST AMENDMENT to the Registration Rights Agreement (this “Amendment”), dated as of May 12, 2023, is entered into by and among MeiraGTx Holdings plc, a Cayman Islands exempted company (the “Company”) and Johnson & Johnson Innovation – JJDC, Inc. (the “Investor” and, together with the Company, the “Parties”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Rights Agreement (as defined below).

WHEREAS, the Company and the Investor are parties to that certain Registration Rights Agreement, dated as of November 15, 2022 (the “Registration Rights Agreement”);

WHEREAS, Section 7(a) of the Registration Rights Agreement provides that the Registration Rights Agreement may be amended by a writing signed by the Company and the Investor; and

WHEREAS, the Company and the Investor wish to amend the Registration Rights Agreement as provided herein.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

1.Amendment to Section 2(a). The first sentence of Section 2(a) is hereby amended and restated to read as follows:

“Within five (5) business days of the Company’s receipt of a written notice from the Investor (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities.”

2.Amendment to Section 3. Section 3 is hereby amended to also include the following:

“(l) notify the Investor at least five (5) business days prior to the filing of a registration statement pursuant to the registration rights agreement, dated as of May 5, 2023, by and among the Company and the investors party thereto.”

3.No Further Effect. Except as amended hereby, all terms and provisions of the Registration Rights Agreement shall remain in full force and effect, and are hereby ratified and confirmed by the Parties. All references in the Registration Rights Agreement to “this Agreement,” “herein,” “hereof,” “hereby” and words of similar import shall refer to the Registration Rights Agreement, as amended hereby. In the event of any conflict between the provisions of this Amendment and the Registration Rights Agreement, the provisions of this Amendment shall control.

4.Counterparts. This Amendment may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Amendment and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Amendment. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AMENDMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

COMPANY:

MEIRAGTX HOLDINGS PLC

By:	/s/ Richard Giroux
Name:	Richard Giroux
Title:	Chief Operating Officer

[Signature Page to First Amendment to Registration Rights Agreement]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

INVESTOR:

JOHNSON & JOHNSON INNOVATION – JJDC, INC.

By:	/s/ Marian Nakada
Name:	Marian Nakada
Title:	VP Venture Investments

[Signature Page to First Amendment to Registration Rights Agreement]